UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2005

AMERIGROUP Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31574	54-1739323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Corporation Lane Virginia Beach, Virginia	23462 (Zip Code)
(Address of principal executive office)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     A. Effective January 1, 2005, AMERIGROUP Corporation completed its acquisition of all of the outstanding capital stock of CarePlus, LLC, a New York limited liability company (CarePlus) through the merger of our wholly-owned acquisition subsidiary into and with CarePlus, resulting in CarePlus becoming our wholly-owned subsidiary. As of the effective date, the following contract is now being administered by our wholly-owned subsidiary: Family Health Plus contract with the State of New York (the NY Family Health Plus Contract).

     The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the NY Family Health Plus Contract which is filed as Exhibit 10.50 to this Form 8-K.

     B. Effective January 1, 2005, AMERIGROUP Corporation completed its acquisition of all of the outstanding capital stock of CarePlus, LLC, a New York limited liability company (CarePlus) through the merger of our wholly-owned acquisition subsidiary into and with CarePlus, resulting in CarePlus becoming our wholly-owned subsidiary. As of the effective date, the following contract is now being administered by our wholly-owned subsidiary: Medicaid Managed Care Contract with the County of Putnam (the Putnam County Medicaid Contract).

     The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the Putnam County Medicaid Contract which is filed as Exhibit 10.51 and 10.51.1 to this Form 8-K.

Exhibit
Number	Description
10.50	Family Health Plus Model Contract by and between New York State Department of Health and CarePlus LLC is effective for the period October 1, 2001through September 30, 2003.
10.51	Medicaid Managed Care Model Contract by and between the County of Putnam Department of Social Services and CarePlus Health Plan date October 1, 2004.
10.51.1	Contract Amendment dated January 1, 2005, to the Medicaid Managed Care Model Contract by and between the County of Putnam Department of Social Services and Care Plus Health Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation
May 6, 2005	By:	/s/ E. Paul Dunn, Jr.
		Name:	E. Paul Dunn, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.50	Family Health Plus Model Contract by and between New York State Department of Health and CarePlus LLC is effective for the period October 1, 2001through September 30, 2003.
10.51	Medicaid Managed Care Model Contract by and between the County of Putnam Department of Social Services and CarePlus Health Plan date October 1, 2004.
10.51.1	Contract Amendment dated January 1, 2005, to the Medicaid Managed Care Model Contract by and between the County of Putnam Department of Social Services and Care Plus Health Plan .